Exhibit 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                   SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Industries International, Incorporated. (the "Company") on Form 10-Q for the period ending September 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Dr. Kit Tsui, Chief Executive Officer and Guoqiong Yu, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                        /s/ Kit Tsui
                                        ----------------------------------------
                                        Dr. Kit Tsui
                                        Chief Executive Officer

November 13, 2003


                                        /s/ Guoqiong Yu
                                        ----------------------------------------
                                        Guoqiong Yu
                                        Chief Financial Officer

November 13 2003